UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of report (Date of earliest event reported) August 2, 2004



                                 Lincoln Bancorp
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



            INDIANA                     000-25219               35-2055553
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)



             1121 East Main Street, Plainfield, Indiana 46168-0510
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                 (317) 839-6539
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     As indicated in its Current Report on Form 8-K dated August 2, 2004, Lincoln Bancorp (the "Company") hereby files by amendment to that Form 8-K pro forma financial information relating to the merger of First Shares Bancorp, Inc. with and into the Company. The pro forma information is described in Item 9.01-Financial Statements and Exhibits (formerly Item 7) below and is filed as exhibits to this report.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     (b)  Pro Forma financial information

          1. The Unaudited Pro Forma Combined Condensed Financial Information as of March 31, 2004, for the three-months ended March 31, 2004, and for the twelve-months ended December 31, 2003 is attached hereto as Exhibit 99.1. Financial information for the twelve-months ended December 31, 2003, included in Exhibit 99.1, has been updated from the information included in the Registrant's Registration Statement on Form S-4 (Registration Number 333-114741) to reflect the updated pro forma adjustments based on current information available for the preparation of the March 31, 2004 pro forma information.

     (c)  Exhibits

          Exhibit 99.1  -  Combined  Balance  Sheet  as  of  March 31, 2004  and
                           Combined Statement of Income for the three-months ended March 31, 2004 and the twelve-months ended December 31, 2003.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           /s/ John M. Baer
                                           -------------------------------------
                                           John M. Baer, Treasurer

Dated: October 8, 2004